                             SECURED PROMISSORY NOTE


$798,860                                                       January 31, 2001
(maximum principal amount)

         DATAMETRICS CORPORATION (the "Borrower"), a Delaware corporation, for value received, hereby promises to pay to the order of DMTR, LLC ("DMTR") at the principal office of DMTR located at 1325 Avenue of the Americas, 26th Floor, New York, New York 10019, the principal amount of Seven Hundred Ninety-Eight Thousand Eight Hundred Sixty Dollars ($798,860), or such lesser amount as shall then be outstanding under this Note as shown on Schedule 1 attached hereto, in lawful money of the United States of America on or before January 31, 2003, and to pay interest on such balance of said principal sum outstanding on each day during the period commencing on the date hereof and ending on the date said principal sum is paid in full, in lawful money of the United States of America, as follows:

         (i) For the period commencing on the date hereof and continuing until and including January 31, 2003, the Borrower shall pay to DMTR interest (computed on the basis of a 360-day year and the actual number of days elapsed) on the average daily unpaid principal balance of this Note at a rate per annum equal to the Interest Rate, as defined below, such interest to be paid monthly in arrears on the last Business Day of each month with a first payment on February 28, 2001, and with a final interest payment due on January 31, 2003; and

         (ii) The Borrower shall pay all principal outstanding hereunder and all accrued and unpaid interest on January 31, 2003.

         Payments made hereunder from time to time and reflected on Schedule I shall be applied to interest having then accrued and then to principal. The Borrower also promises to pay on demand interest on any overdue portion of principal (including any overdue prepayment of principal) and (to the extent permitted by applicable law) on any overdue installment of interest and any accrued but unpaid interest, at the Base Rate plus 400 basis points per annum, provided that any amounts paid hereunder, whether in respect of overdue payments or otherwise, in excess of the highest rate permitted under applicable law shall be applied to principal and not to interest.

         The Borrower hereby authorizes DMTR to record on Schedule I hereto each additional drawing and payment hereunder and to allocate such payment to principal or interest then outstanding in accordance with the terms of this Note (but the Borrower agrees that the failure of DMTR to do so shall not affect the obligations of the Borrower to make all the payments required under this Note). The Borrower acknowledges that the amounts recorded by DMTR on Schedule I shall be conclusive absent manifest error.

         This Note is the Note referred to in, and is entitled to the benefits of, the Loan Agreement (the "Loan Agreement") dated the date hereof by and between the Borrower and DMTR and evidences the Loan made by DMTR thereunder. This Note is secured in the manner described in the Loan Agreement and in the Security Documents. UNLESS OTHERWISE DEFINED HEREIN, CAPITALIZED TERMS HAVE THE MEANINGS ASSIGNED TO THEM IN THE LOAN AGREEMENT.

         As used herein, the term "Interest Rate" shall mean the Base Rate plus 100 basis points.

         Upon the occurrence of an Event of Default, the principal hereof and accrued interest hereon shall become, or may be declared to be, forthwith due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

         The Borrower shall make all required prepayments as and when required by the Loan Agreement. The Borrower may at any time at its option prepay all or any part of the principal of this Note before maturity without penalty or premium but with interest accrued to the date of such prepayment on any amount so prepaid.

         In addition to all other rights granted to DMTR if an Event of Default occurs, the Borrower agrees to pay to DMTR costs of collection and reasonable attorneys' fees and disbursements if an Event of Default occurs.

         This Note and the Loan Agreement have been executed and delivered in the State of New York and are to be construed in accordance with and governed by the laws of the State of New York without regard to principles of conflicts of laws.



                                             DATAMETRICS CORPORATION



                                             By:______________________________
                                                Name: Vincent J. Cahill
                                                Title:   Chief Executive Officer

                                                                   SCHEDULE I TO
                                                                 PROMISSORY NOTE



                                                PAYMENTS AND LOANS




Initial Principal Amount:


                           AMOUNT OF               AMOUNT OF             INTEREST             PRINCIPAL              LOAN
      DATE              ADDITIONAL LOAN             PAYMENT             COMPONENT             COMPONENT             BALANCE



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